UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2025

Rocket Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Cedarbrook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 440-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RCKT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2025, Aaron Ondrey resigned as Chief Financial Officer of Rocket Pharmaceuticals, Inc. (the “Company”), effective September 5, 2025, to pursue other opportunities.

On August 25, 2025, Martin Wilson, the Company’s General Counsel and Chief Corporate Officer and the Company’s Corporate Secretary, was appointed as the Company’s interim Principal Financial Officer, effective September 8, 2025.

Mr. Wilson, age 48, joined the Company as General Counsel and Chief Compliance Officer in November 2021 and became Chief Corporate Officer in March 2024. Mr. Wilson has nearly 20 years of legal, compliance and executive experience and accomplishment within the life sciences industry. Before joining the Company, Mr. Wilson was General Counsel and Chief Corporate Officer at Ichnos Sciences Inc. (“Ichnos”), a research and development company focused on oncology, autoimmune disease and pain management, from January 2020 through November 2021. Prior to his time at Ichnos, Mr. Wilson served as General Counsel at Teligent Inc., a generic pharmaceutical company, from April 2017 through December 2019. Mr. Wilson earned his Juris Doctorate from Villanova University Charles Widger School of Law.

There is no family relationship between Mr. Wilson and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. In addition, there are no transactions between the Company and Mr. Wilson, or any member of Mr. Wilson’s immediate family, of the type set forth in Item 404(a) of Regulation S-K, other than the compensation received by Mr. Wilson for his current positions with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocket Pharmaceuticals, Inc.

Date: August 25, 2025	By:	/s/ Martin Wilson
Martin Wilson
General Counsel and Chief Corporate Officer, SVP